UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934, as amended

Date of Report: February 21, 2017

AECOM

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-52423 (Commission File Number)	61-1088522 (IRS Employer Identification No.)

1999 Avenue of the Stars, Suite 2600 Los Angeles, CA (Address of principal executive offices)	90067 (Zip Code)

Registrant’s telephone number, including area code (213) 593-8000

N/A
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Indenture

On February 21, 2017, AECOM (the “Company”) completed an offering of $1,000,000,000 aggregate principal amount of its 5.125% Senior Notes due 2027 (the “Notes”). The Notes were sold in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States pursuant to Regulation S under the Securities Act. In addition, the Notes may be offered and sold to certain “accredited investors” (as defined in Rule 501 under the Securities Act).

The Notes were issued pursuant to an indenture, dated as of February 21, 2017 (the “Indenture”), by and among the Company, certain subsidiaries of the Company party thereto (the “Guarantors”) and U.S. Bank, National Association, as trustee (the “Trustee”). The Company intends to use the net proceeds of the offering of the Notes to repay a portion of the outstanding indebtedness under its senior secured credit facilities, to pay related fees and expenses and for general corporate purposes.

Interest will be payable on the Notes at a rate of 5.125% per annum. Interest on the Notes will be payable semi-annually on March 15 and September 15 of each year, commencing on September 15, 2017. The Notes will mature on March 15, 2027.

At any time and from time to time prior to December 15, 2026, the Company may redeem all or part of the Notes, at a redemption price equal to 100% of their principal amount, plus a “make whole” premium as of the redemption date, and accrued and unpaid interest to the redemption date. In addition, at any time and from time to time prior to March 15, 2020, the Company may redeem up to 35% of the original aggregate principal amount of the Notes with the proceeds of one or more qualified equity offerings, at a redemption price equal to 105.125%, plus accrued and unpaid interest. Furthermore, at any time on or after December 15, 2026, the Company may redeem on one or more occasions all or part of the Notes at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest.

The Indenture contains customary events of default, including, among other things, payment default, failure to provide certain notices thereunder and certain provisions related to bankruptcy events. The Indenture also contains customary negative covenants.

The Notes have not been registered under the Securities Act, or any state securities laws, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any offer, solicitation or sale of, the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The description of the Indenture and the Notes in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the text of the Indenture and the form of 2027 Note, which are filed as Exhibits 4.1 and 4.2, respectively, hereto and incorporated herein by reference.

Registration Rights Agreement

In connection with the offering of the Notes, the Company entered into a Registration Rights Agreement, dated as of February 21, 2017 (the “Registration Rights Agreement”), with the Guarantors, on the one hand, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the initial purchasers of the Notes (the “Initial Purchasers”), on the other hand.

Under the Registration Rights Agreement, the Company and the Guarantors have agreed to use their commercially reasonable efforts to (i) file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement (the “Exchange Offer Registration Statement”) relating to the registered exchange offer (the “Exchange Offer”) to exchange the Notes for a new series of the Company’s exchange notes having terms substantially identical in all material respects to, and in the same aggregate principal amount as the Notes, (ii) cause the Exchange Offer Registration Statement to be declared effective by the SEC on or prior to the 390th day following February 21, 2017 (or if such 390th day is not a business day, the next succeeding business day (the “Exchange Date”)), (iii) cause the Exchange Offer Registration Statement to be effective continuously and keep the exchange offer open for a period not less than 30 days after the date notice of the exchange offer is mailed to the holders of the Notes and (iv) cause the Exchange Offer to be consummated in no event later than the Exchange Date.

Under certain circumstances, the Company and the Guarantors have agreed to use their commercially reasonable efforts to (i) file a shelf registration statement relating to the resale of the Notes on or prior to the Exchange Date (such date being the “Shelf Filing Deadline”), (ii) cause the shelf registration statement to be declared effective not later than the 60th day after the Shelf Filing Deadline (or if such 60th day is not a business day, the next succeeding business day) and (iii) keep such shelf registration continuously effective until two years after its effective date (or such shorter period that will terminate when all the Notes covered thereby have been sold pursuant thereto).

If the Company fails to meet any of these targets, the annual interest rate on the Notes will increase by 0.25%, and will increase by an additional 0.25% for each subsequent 90-day period during which the default continues, up to a maximum additional interest rate of 1.0% per year. If the Company cures the default, the interest rate on the Notes will revert to the original level.

The description of the Registration Rights Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of the Registration Rights Agreement, which is filed as Exhibit 4.3 hereto and is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required to be disclosed pursuant to this Item 2.03 in connection with the matters described under Item 1.01 of this Current Report on Form 8-K is incorporated by reference therefrom herein.

Item 9.01.  Financial Statements and Exhibits.

(d)  List of Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of February 21, 2017, by and among AECOM, the Guarantors party thereto and U.S. Bank, National Association, as trustee.

4.2	Form of 2027 Note (included in Exhibit 4.1 above).

4.3	Registration Rights Agreement, dated February 21, 2017, by and among AECOM, the Guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AECOM
(Registrant)

Date: February 21, 2017	By:	/s /David Y. Gan
David Y. Gan
Senior Vice President, Deputy General Counsel